Subsequent Event	9 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 6.  Subsequent Events

In October 2017, the Partnership completed the sale of all common units at $19.00 (2,631,579 common units). All subsequent common units are being sold at $20.00 per common unit.

In October 2017, the Partnership closed on the issuance of approximately 0.2 million common units through its ongoing best-efforts offering, representing gross proceeds to the Partnership of approximately $4.6 million and proceeds net of selling and marketing costs of approximately $4.4 million.

In October 2017, the Partnership declared and paid $0.3 million, or $0.107397 per outstanding common unit, in distributions to its holders of common units.